UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 13, 2016 (May 5, 2016)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3556 Lake Shore Road P.O. Box 2028 Buffalo, New York	14219-0228

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number (716) 826-6500, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Registrant filed a Form 8-K on May 10, 2016, reporting, among other things, the Registrant's results for the period ending March, 31, 2016 and compensatory arrangements. The Registrant is filing this report solely to provide descriptions of the compensation plans that were inadvertently omitted due to administration oversight. The plans were included as exhibits in the previous filing. The Registrant therefore hereby amends the following items of its Form 8-K filed May 10, 2016 as follows:

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers	3
Item 8.01 Other Events	3
SIGNATURE	4

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers

2016 Stock Plan for Non-Employee Directors

On May 6, 2016, the stockholders of the Company approved the adoption of a new equity based compensation plan known as the Gibraltar Industries, Inc. 2016 Stock Plan for Non-Employee Directors (the "Plan"). The Plan was adopted by the Compensation Committee of the Company’s Board of Directors on March 24, 2016 subject to approval of the shareholders. The Plan permits the Company to grant awards of shares of the Company’s common stock to non-employee Directors of the Company. The total number of shares of common stock of the Company reserved for issuance pursuant to the Plan is 100,000.

The foregoing description of the terms and conditions of the Plan is qualified in its entirety by reference to the terms and conditions of the Plan, a copy of which is incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed May 10, 2016.

Item 8.01 Other Events

Non-Employee Director Stock Deferral Plan

In connection with the Company’s establishment of the Plan, the Company has also adopted a new stock deferral plan known as the Gibraltar Industries, Inc. Non-Employee Director Stock Deferral Plan (the “Deferral Plan”). The Deferral Plan permits non-employee Directors of the Company to defer receipt of the shares of the common stock which the non-employee Director is entitled to receive pursuant to the terms of the Plan. Such election to defer receipt of shares and the method of distribution of the deferred shares elected by the non-employee Director is irrevocable.

The foregoing description of the terms and conditions of the Deferral Plan is qualified in its entirety by reference to the terms and conditions of the Deferral Plan, a copy of which is incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed May 10, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date: May 13, 2016	By:	/s/ Timothy F. Murphy
Timothy F. Murphy
Vice President, Treasurer and Secretary